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                                                                Exhibit 10.14




                                FIRST AMENDMENT
                            Dated as of May 4, 1994
                                       to
                               SECURITY AGREEMENT
                            Dated as of May 11, 1993


                 This FIRST AMENDMENT TO SECURITY AGREEMENT dated as of May 4, 1994 (this "Amendment") is entered into by and among OHM Corporation ("OHM"), OHM Remediation Services Corp. ("Remediation", and together with OHM, the "Borrowers"), Analytical Services Corp. ("Analytical") and Continental Bank N.A. ("Continental"), as administrative agent (in such capacity, the "Administrative Agent") on behalf of the "Banks" parties to the "Credit Agreement" referred to below.


                             PRELIMINARY STATEMENT:
                             ----------------------

                 A.  The Borrowers have entered into that certain
Revolving Credit Agreement dated as of May 11, 1993 with the financial institutions from time to time party thereto (the "Banks"), Continental in its separate capacities as the Administrative Agent and the Issuing Bank, and Citicorp USA, Inc., as agent (the "Agent") (as such Revolving Credit Agreement has previously been amended pursuant to that certain First Amendment to Revolving Credit Agreement dated as of September 30, 1993, the "Credit Agreement").

                 B. In connection with the Credit Agreement, the Borrowers and Analytical executed that certain Security Agreement dated as of May 11, 1993 in favor of the Administrative Agent (the "Security Agreement").

                 C. The Borrowers, the Banks, the Administrative Agent, the Issuing Bank and the Agent have agreed to further amend the Credit Agreement pursuant to that certain Second Amendment to Revolving Credit Agreement of even date herewith (the "Second Credit Agreement Amendment").

                 D. In connection with the Second Credit Agreement Amendment, the Borrowers and Analytical have requested that the Security Agreement be amended, and, subject to the satisfaction of the conditions precedent set forth in the Second Credit Agreement Amendment, the Banks have agreed to direct the Administrative Agent to enter into this Amendment.

                 NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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                 SECTION 1.       AMENDMENT TO THE SECURITY AGREEMENT.  Subject
to the satisfaction of the conditions precedent set forth in SECTION 3 of the Second Credit Agreement Amendment, SECTION 10 of the Security Agreement is hereby amended to insert the following immediately after the word "business" at the end of CLAUSE (i) thereof: "and except as otherwise expressly permitted under the terms of the Credit Agreement".


                 SECTION 2.  EFFECT ON THE SECURITY AGREEMENT.

                 2.1 Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any of the Transaction Documents and any other document, instrument or agreement executed and/or delivered in connection with the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

                 2.2 Except as specifically set forth herein, the Security Agreement, each of the other Transaction Documents and all other documents, amendments, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                 2.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Security Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                 SECTION 3. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                 SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.




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                 SECTION 5.  SECTION TITLES.  Section titles in this Amendment are included herein for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

                                        OHM CORPORATION


Attest:                                 By /s/ Pamela K.M. Beall
                                          -----------------------------
                                            Title:  Treasurer

/s/ Randall M. Walters
-------------------------
Secretary

                                        OHM REMEDIATION SERVICES CORP.


                                        By /s/ Pamela K.M. Beall
                                          -----------------------------
                                            Title:  Treasurer


                                        ANALYTICAL SERVICES CORP.


                                        By /s/ Pamela K.M. Beall
                                          -----------------------------
                                            Title:  Treasurer


                                        CONTINENTAL BANK N.A., as
                                           Administrative Agent


                                        By /s/ Timothy J. Pepowski
                                          -----------------------------
                                            Title:  Vice President





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